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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                October 23, 2003


                                   BELDEN INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)




                1-12280                                  76-0412617
        (Commission File Number)            (I.R.S. Employer Identification No.)


   7701 Forsyth Boulevard, Suite 800
          St. Louis, Missouri                               63105
(Address of principal executive offices)                 (Zip code)


               Registrant's telephone number, including area code
                                 (314) 854-8000


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1: Belden Inc. (the "Company") press release dated October
                       23, 2003 titled "Belden Announces Results for Third Quarter 2003"

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Earnings Release. On October 23, 2003, the Company issued the press release attached as Exhibit 99.1, which sets out the Company's results of operations for the third quarter of 2003.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "furnished" and not "filed" under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BELDEN INC.


Date: October 23, 2003               By: /s/ Kevin L. Bloomfield
                                        ----------------------------------------
                                        Kevin L. Bloomfield
                                        Vice President, Secretary & General
                                        Counsel




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                                  Exhibit Index


99.1 Company press release dated October 23, 2003 titled "Belden Announces Results for Third Quarter 2003"